                         BECTON DICKINSON AND COMPANY

                            SECOND QUARTER MEETING




                                 New York, NY

                                April 28, 1999

                         BECTON DICKINSON AND COMPANY

                           REVENUES - SECOND QUARTER

                                 (In Millions)

--------------------------------------------------------------------------------

                                FY1999          FY1998          % INC/(DEC)
                                ------          ------          -----------


BUSINESS SEGMENT                                              AS          FX
----------------                                            REPORTED    NEUTRAL
                                                            --------    -------

   MEDICAL SUPPLIES & DEVICES  $  484           $  384         26.1       24.5

   DIAGNOSTIC SYSTEMS             390              355         10.0        8.4
                                ------          ------
      TOTAL                    $  874           $  738         18.4       16.8
                                ======          ======


GEOGRAPHIC AREA
---------------

   UNITED STATES
   -------------

   MEDICAL SUPPLIES & DEVICES  $  226           $  199         13.6

   DIAGNOSTIC SYSTEMS             212              203          4.4
                                ------          ------
      TOTAL UNITED STATES         438              402          8.9
                                ------          ------

   INTERNATIONAL
   -------------

   MEDICAL SUPPLIES & DEVICES     257              184         39.6       36.3

   DIAGNOSTIC SYSTEMS             179              152         17.5       13.8
                                ------          ------

      TOTAL INTERNATIONAL         436              336         29.6       26.1
                                ------          ------

      TOTAL                    $  874           $  738         18.4       16.8
                                ======          ======

                         BECTON DICKINSON AND COMPANY

                             REVENUES - SIX MONTHS

                                 (In Millions)

--------------------------------------------------------------------------------

                                FY1999          FY1998          %INC/(DEC)
                                ------          ------      -------------------


BUSINESS SEGMENT                                              AS          FX
----------------                                            REPORTED    NEUTRAL
                                                            --------    -------

   MEDICAL SUPPLIES & DEVICES  $  909           $  756         20.2       19.8

   DIAGNOSTIC SYSTEMS             734              684          7.3        6.6
                                ------          ------

      TOTAL                    $1,643           $1,440         14.1       13.6
                                ======          ======


GEOGRAPHIC AREA
---------------

   UNITED STATES
   -------------

   MEDICAL SUPPLIES & DEVICES  $  419           $  400          4.7

   DIAGNOSTIC SYSTEMS             398              391          2.0
                                ------          ------

      TOTAL UNITED STATES         817              791          3.4
                                ------          ------

   INTERNATIONAL
   -------------

   MEDICAL SUPPLIES & DEVICES     490              356         37.6       36.8

   DIAGNOSTIC SYSTEMS             336              293         14.5       12.8
                                ------          ------

      TOTAL INTERNATIONAL         826              649         27.1       26.0
                                ------          ------

      TOTAL                    $1,643           $1,440         14.1       13.6
                                ======          ======

                         BECTON DICKINSON AND COMPANY

                      INCOME STATEMENTS - SECOND QUARTER

                    (In Millions, Except Per Share Amounts)

-------------------------------------------------------------------------------

                                           THREE MONTHS ENDED MARCH 31,
                                -----------------------------------------------
                                      1999                1998
                                -----------------   ----------------
                                           % OF                % OF      %
                                   AMT     REV         AMT     REV    INC/(DEC)
                                -------- --------   -------- ------- -----------

REVENUES                        $    874    100.0   $    738   100.0       18.4

  COST OF PRODUCTS SOLD              429     49.1        364    49.3       17.9
                                --------            --------

GROSS PROFIT                         445     50.9        374    50.7       18.8

  SELLING & ADMINISTRATIVE           233     26.7        186    25.2       25.3

  RESEARCH & DEVELOPMENT              67      7.7         44     5.9       53.6
                                --------            --------

OPERATING INCOME                     144     16.5        145    19.6        (.1)

  INTEREST EXPENSE, NET              (19)    (2.1)       (11)   (1.5)      64.2

  OTHER INCOME (EXPENSE), NET          1       .2         (3)    (.4)        NM
                                --------            --------

INCOME BEFORE INCOME TAXES           127     14.5        130    17.6       (2.2)

  INCOME TAX PROVISION/RATE           37     29.1         38    29.0       (1.8)
                                --------            --------

NET INCOME                      $     90     10.3   $     92    12.5       (2.4)
                                ========            ========

EARNINGS PER SHARE
------------------

        BASIC                   $    .36            $    .37               (2.7)
                                ========            ========

        DILUTED                 $    .34            $    .35               (2.9)
                                ========            ========

NM - Not Meaningful

                         BECTON DICKINSON AND COMPANY

                        INCOME STATEMENTS - SIX MONTHS

                    (In Millions, Except Per Share Amounts)

-------------------------------------------------------------------------------


                                              SIX MONTHS ENDED MARCH 31,
                                  ---------------------------------------------------------
                                          1999                     1998
                                  ---------------------    --------------------
                                                 % OF                    % OF        %
                                    AMT          REV         AMT         REV      INC/(DEC)
                                  -------      -------     -------     --------   ---------
REVENUES                          $ 1,643       100.0      $ 1,440      100.0       14.1

 COST OF PRODUCTS SOLD                815        49.6          719       49.9       13.4
                                  -------                  -------

GROSS PROFIT                          828        50.4          721       50.1       14.8

 SELLING & ADMINISTRATIVE             456        27.8          385       26.7       18.4

 RESEARCH & DEVELOPMENT               117         7.1           88        6.1       31.8
                                  -------                  -------

OPERATING INCOME                      255        15.5          248       17.2        3.1

 INTEREST EXPENSE, NET                (37)       (2.2)         (22)      (1.5)      69.0

 OTHER INCOME (EXPENSE), NET            2          .2           (5)       (.4)        NM
                                  -------                  -------

INCOME BEFORE INCOME TAXES            221        13.5          221       15.3         .2

 INCOME TAX PROVISION/RATE             55        24.8           64       29.0      (14.3)
                                  -------                  -------

NET INCOME                        $   166        10.1      $   157       10.9        6.1
                                  =======                  =======

EARNINGS PER SHARE
------------------

    BASIC                         $   .66                  $   .63                   4.8
                                  =======                  =======

    DILUTED                       $   .63                  $   .60                   5.0
                                  =======                  =======

NM - Not Meaningful

                         BECTON DICKINSON AND COMPANY

                                BALANCE SHEETS

                             ASSETS (In Millions)

-------------------------------------------------------------------------------

                                             MARCH 31,       SEPTEMBER 30,
                                               1999              1998
                                          --------------     --------------

CASH & EQUIVALENTS                           $    74           $    83

SHORT-TERM INVESTMENTS                             8                 7

TRADE RECEIVABLES, NET                           754               727

INVENTORIES                                      600               537

PREPAID EXPENSES & OTHER                         198               189
                                          --------------     --------------

   TOTAL CURRENT ASSETS                        1,634             1,543

PROPERTY, PLANT & EQUIPMENT, NET               1,327             1,303

OTHER                                          1,172             1,001
                                          --------------     --------------

TOTAL ASSETS                                 $ 4,132           $ 3,846
                                          ==============     ==============


                         BECTON DICKINSON AND COMPANY

                                BALANCE SHEETS

              LIABILITIES AND SHAREHOLDERS' EQUITY (In Millions)

-------------------------------------------------------------------------------

                                             MARCH 31,       SEPTEMBER 30,
                                               1999              1998
                                          --------------     --------------

SHORT-TERM DEBT                              $   658           $   385

PAYABLES & ACCRUED EXPENSES                      641               707
                                          --------------     --------------

  TOTAL CURRENT LIABILITIES                    1,299             1,092

LONG-TERM DEBT                                   761               765

LONG-TERM EMPLOYEE
  BENEFIT OBLIGATIONS                            335               327

DEFERRED INCOME TAXES & OTHER                     52                49

SHAREHOLDERS' EQUITY                           1,684             1,614
                                          --------------     --------------

TOTAL LIABLITIES &
  SHAREHOLDERS' EQUITY                       $ 4,132           $ 3,846
                                          ==============     ==============


                         BECTON DICKINSON AND COMPANY

                           STATEMENTS OF CASH FLOWS

                                 (In Millions)

--------------------------------------------------------------------------------

                                                   SIX MONTHS ENDED
                                                      MARCH 31,
                                                ----------------------
                                                 1999            1998
                                                ------          ------

OPERATING ACTIVITIES:
---------------------

NET INCOME                                      $  166         $   157

DEPRECIATION & AMORTIZATION                        128             109

PURCHASED IN-PROCESS R&D                            17               -

WORKING CAPITAL & OTHER ITEMS                     (193)            (26)
                                                -------         -------

                                                   119             239
                                                -------         -------

INVESTING ACTIVITIES:
---------------------

CAPITAL EXPENDITURES                              (133)            (90)

ACQUISITIONS OF BUSINESSES                        (153)            (65)

CHANGE IN OTHER INVESTMENTS
 & OTHER NON-CURRENT ASSETS                        (78)            (35)
                                                -------         -------

                                                  (364)           (190)
                                                -------         -------


FINANCING ACTIVITIES:
---------------------

NET CHANGE IN DEBT OUTSTANDING                     263               4

ISSUANCE OF COMMON STOCK                            15              29

REPURCHASE OF COMMON STOCK                           -             (44)

DIVIDENDS PAID                                     (43)            (37)
                                                -------         -------

                                                   235             (49)
                                                -------         -------

NET DECREASE IN
  CASH & EQUIVALENTS                            $   (9)         $    -
                                                =======         =======